SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 January 8,2003
                Date of Report (Date of Earliest Event Reported)



                                   REINK CORP.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)




                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



          0-25413                                   65-0602729
   ------------------------              ---------------------------------
   (Commission File Number)              (IRS Employer Identification No.)




                   2550 Haddonfield Road, Pennsauken, NJ 08110
                    (Address of Principal Executive Offices)



                                 (856) 488-9599
                         (Registrant's Telephone Number)



          (Former Name or Former Address, if changed since last report)

Item 5.   Other Events.

     On January 8, 2003, Reink Corp. (the "Company") appointed a new CEO. Attached as Exhibit 99 to this filing is a copy of the press release issued by the Company concerning the event.

                                   SIGNATURES


     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REINK CORP.



January 8, 2003                  By:
                                    ---------------------------------
                                    William M.Smith, CFO